UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 19, 2008
Date of Report (Date of earliest event reported)
PCTEL, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of principal executive offices)
(630) 372-6800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statement and Exhibits
SIGNATURE
Exhibit Index
Press Release

Section 2 — Financial Information
•	Item 2.02 Results of Operations and Financial Condition
     The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On February 19, 2008, PCTEL, Inc. issued a press release regarding its financial results for its fourth fiscal quarter and year ended December 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is furnished herewith:

99.1	Press Release, dated February 19, 2008, of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and year ended December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

PCTEL, Inc. A Delaware Corporation (Registrant)
/s/ John Schoen
John W. Schoen
Chief Financial Officer

Date: February 19, 2008

Exhibit Index

Exhibit
Number	Description

99.1	Press Release, dated February 19, 2008, of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and year ended December 31, 2007.